Exhibit 99.1

Item 4. Description of the due diligence performed

Item 5. Summary of findings and conclusions of review

Certification of Services Performed

December 7, 2021

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between SFR II Borrower 2021-3 LLC (“Borrower”) and Morgan Stanley Mortgage Capital Holdings LLC (“Lender”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower, Lender and HPA JV 2019 Property Holdco LLC (“Client”), to the best of my knowledge and belief, that Radian Real Estate Management LLC (“RREM”) has completed the services ordered by Client under the Evaluation Services Agreement dated November 22, 2021, between RREM and Client, in connection with the borrowing of the Loan for the Properties (the “Properties”) contained in the data tape entitled “HPA II 2021-3 Closing Tape Working_v13_External.xslx” (the “Data Tape”). Furthermore:

1.	RREM has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported on the Data Tape.
2.	RREM has reviewed the Data Tape and, based on a review of the broker price opinions provided to Lender by RREM, RREM has determined that the values presented on the Data Tape correspond to the values and dates found on the broker price opinions.
3.	RREM has reviewed (a) the addresses on the Data Tape and determined that they match the addresses that appear on the broker price opinions provided to Lender by RREM, and (b) the county designation for each Property in the Data Tape and determined that each such designation matches the county designation in the corresponding approved title commitment.
4.	RREM has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association (collectively, “HOA”) and has identified, based on its review of the title work and the Data Tape, if there are any Properties not identified in the Data Tape as having an HOA (“Non-HOA Properties”) but for which there is an indication in the title work that there is an HOA (“Flagged Properties”) and has provided such list of Properties to Stewart Title Guaranty Company (“Stewart Title”). Based on the report prepared by Stewart Title with respect to the presence of any active HOAs with respect to the Flagged Properties, RREM has reviewed the final Data Tape and determined that none of the Non-HOA Properties are located in active HOAs.

5.	RREM has reviewed the Data Tape, which indicates which Properties are condominiums and which Properties are not condominiums and has determined, based on property-type designations in the broker price opinion provided to Lender by RREM for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums and the designations of Properties not as condominiums on the Data Tape are accurate.
6.	RREM has reviewed the purchase documentation for each of the Properties provided by Borrower and in each case, determined that such purchase documentation is suitable for the type of purchase. RREM has compared the acquisition amounts provided by Borrower against the documentation provided and determined that the accurate values are reported on the Data Tape and identified any discrepancies pursuant to an exception report.
7.	RREM has reviewed the renovation costs by category for each Property that appears on the general ledger of the Sponsor as provided to RREM on November 22, 2021 and tied out such costs with the Data Tape.
8.	RREM has reviewed the right to purchase agreements, as amended (“RTP”) provided by Borrower with respect to each Property on the Data Tape and based on its review of each RTP, RREM has determined that the term of such RTP corresponds to the term of the related Lease.
9.	Using the “Current RTP Year” set forth on the Data Tape, RREM has compared the Baseline Purchase Price set forth in Exhibit A (as amended or restated) of each RTP in the Lease Term (Year) that corresponds to such “Current RTP Year” and determined that the “Current RTP Price” set forth in the Data Tape corresponds to such Baseline Purchase Price.
10.	Based on its review of the related Lease and the RTP, RREM has determined that the Current RTP Term specified in the Data Tape corresponds to the current term (by year) of the related Lease.
11.	Based on its review of each RTP, RREM has, for each Property where the RTP price is marked with an “N” in the “RTP True Up” column on the Data Tape, determined that the “Contributed RTP Price” for each Property set forth on the Data Tape equals (a) the sum of the “Purchase Price” and the “Closing Costs” multiplied by (b) “Underwritten Escalation” plus one, rounded to the nearest hundredth.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

Radian Real Estate Management LLC

By:	/s/ Tim Reilly
	Name:	Tim Reilly
	Title:	EVP

Date: December 7, 2021